Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB (the “Report”) of NewMarket China, Inc. (the “Registrant”) for the year ended December 31, 2007, each of the undersigned hereby certifies that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John T. Verges
John T. Verges, Chief Executive Officer & President

/s/ Philip J. Rauch
Philip J. Rauch, Chief Financial Officer

Date:  March 31, 2008

A signed original of this written statement required by Section 906 has been provided to NewMarket China, Inc. and will be retained by NewMarket China, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.